EXHIBIT 10.5(r)

                                   AMENDMENT NO. 1
                                          TO
                                    BANK AGREEMENT
                                         FOR
                              12% DEBENTURES - SERIES 6


                    AMENDMENT NO. 1, DATED AS OF DECEMBER __, 1996 (THE "AMENDMENT"), TO BANK AGREEMENT, dated as of May 24, 1993 (the "Agreement"), with respect to 12% Debentures due April 30, 2003, Series 6 (the "Debentures") between J&B Management Company ("J&B") and its affiliates: Leisure Centers Inc., J&B Management Corp., Sulgrave Realty Corporation and Wilmart Development Corp. (collectively, the "Affiliates") and The Bank of New York (the "Bank").

                                 W I T N E S S E T H:
                                 -------------------

                    WHEREAS,  J&B,   the  Affiliates  and  the   Bank  have
          heretofore entered into the Agreement;

                    WHEREAS, Grand Court Lifestyles, Inc. (the "Company") has acquired substantially all of the assets of J&B, subject to substantially all of J&B's liabilities;

                    WHEREAS, the Company has assumed the obligations of J&B relating to the Debentures;

                    WHEREAS, the Company is successor by merger to each of the Affiliates; and

                    WHEREAS, the Company and the Bank desire to amend the Agreement;

                    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein, the Company and the Bank agree as follows:

                    1.   The  Agreement  is  hereby  amended   by  deleting
          paragraph (a) of Section 5.6 and inserting in its stead the following paragraph (a):

                         "(a)    Whenever the  Company shall
                         effect  a  voluntary redemption  of
                         part  or  all  of  the  Debentures,
                         which shall be  without premium  or
                         penalty, or is  required to  effect
                         mandatory redemption of part or all
                         of  the   Debentures,  the  Company
                         shall  give written  notice thereof
                         to  the Bank  at  least forty  (40)
                         days  prior to  the date  set forth
                         for redemption, the manner in which
                         redemption  shall  be effected  and
                         all  the relevant  details thereof.
                         The Bank shall give  written notice
                         to    the   Purchasers    of   that
                         redemption  at  least  thirty  (30)
                         days  prior to  the date  set forth
                         for  redemption.    The Bank  shall
                         register  the  cancellation of  the
                         whole  or a portion of the redeemed
                         Debentures, as appropriate.  In any
                         event, new debentures  will not  be
                         issued to  reflect the non-redeemed
                         portion  of  the  debentures.    No
                         interest  shall  be payable  on the
                         redeemed  portion  of  a  Debenture
                         from   and   after   the  date   of
                         redemption."

                    2. The Agreement is hereby amended by adding the following Section 5.8:

                         "Section 5.8.  Principal Amount of
                                        ----------------------
                         Debentures Payable  Without Presentment or
                         ------------------------------------------
                         Surrender.  The portion of the unpaid principal
                         ---------
                         amount of the Debentures and any interest due upon any redemption or at maturity shall be payable without presentment or surrender of the Debentures. Notwithstanding anything herein or in the Debentures to the contrary, the unpaid principal amount thereof recorded by the Bank in its register shall be controlling as to the remaining unpaid principal amount thereof."

                    3. The Agreement is hereby amended by adding the following Section 7.9:

                         "Section 7.9.  Matured Set Aside
                                        -----------------
                         Purchase Notes.  The Bank shall return promptly to
                         --------------
                         the Company matured Set Aside Purchase Notes (the "Matured Set Aside Purchase Notes") after the delivery by the Company to the Bank of sufficient funds to make payment of all principal and interest on the Debentures due upon any redemption or at maturity pursuant to Section 5.8. In addition to the return of those Matured Set Aside Purchase Notes, the Bank shall (i) execute and deliver to the Company an instrument prepared by the Company effecting a release by the Bank of the existing assignment of the security interest and Purchase Agreement covering the related Purchased Partnership Interest, (ii) file with the appropriate governmental authorities indicated by the Company, financing statements delivered by the Company to the Bank recording the termination of the Bank's security interest and assignment granted under this Bank Agreement and (iii) return to the Company the Consent and Agreement described in Section 7.2(c) hereof and the Consent, Assignment and Agreement described in Section 7.3(c) hereof, each as relates to such Matured Set Aside Purchase Note."

                    4. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Agreement.

                    5. This Amendment may be executed in several counterparts, each of which when executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

                    6. Except as provided herein, all provisions, terms and conditions of the Agreement shall remain in full force and effect. As amended hereby, the Agreement is ratified and confirmed in all respects.


                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the date first above written.


          GRAND COURT LIFESTYLES, INC.          THE BANK OF NEW YORK


          By:  /s/ Bernard M. Rodin             By:  /s/  Mark G. Walsh
            ---------------------                  ----------------------
          Name:  Bernard M. Rodin               Name:  Mark G. Walsh
          Title: President                      Title: Assistant Vice President